Exhibit 32.1

                           Section 1350 Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 ("Section 906"), John D. Kavazanjian and Robert W. Fishback, the President and Chief Executive Officer and Vice President-Finance and Chief Financial Officer, respectively, of Ultralife Batteries, Inc., certify that ( i ) the Annual Report on Form 10-K for the year ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Ultralife Batteries, Inc.

A signed original of this written statement required by Section 906 has been provided to Ultralife Batteries, Inc. and will be retained by Ultralife Batteries, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Date: March 10, 2004                       /s/ John D. Kavazanjian
                                           -------------------------------------

                                           John D. Kavazanjian
                                           President and Chief Executive Officer

Date: March 10, 2004                       /s/ Robert W. Fishback
                                           -------------------------------------

                                           Robert W. Fishback
                                           Vice President-Finance and
                                           Chief Financial Officer


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